Exhibit 12.1

CERTIFICATION

Under 18 U.S.C. Section 1350 as Adopted Pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002

     In accordance with 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Intasys Corporation (the "Company") do hereby certify, to such officers' knowledge, that:

          (1)     The Annual Report on Form 20-F for the year ended December 31, 2002 of the Company ("Form 20-F") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2)     The information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 18, 2003	By: /s/ David Goldman David Goldman Chief Executive Officer
Date: June 18, 2003	By: /s/ Daniel Bertrand Daniel Bertrand Vice President and Chief Financial Officer